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EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

I, Kenneth A. DeRobertis, Chief Financial Officer of Zanett, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company, for the quarterly period ended March 31, 2006 ("the Company Form 10-Q"),fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)) and information contained in the Company Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Financial Statement Certification by the Chief Financial Officer




/s/ Kenneth A. DeRobertis                                    May 22, 2006
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Kenneth A. DeRobertis - Chief Financial Officer                 Date